                               SECURITY AGREEMENT


         This SECURITY AGREEMENT (the "Agreement") is made and entered into as of January 17, 2000, by and among BH Capital Investments, L.P. for itself and in trust, as agent for Excalibur Limited Partnership, Gundyco in trust for RSP 550-98866-19 and MB Capital Partners (together, "Secured Party") and Eco Soil Systems, Inc. and its direct and indirect subsidiaries, and Agricultural Supply, Inc., Turf Partners, Inc., Sistemas Y Equipos Agricolas, S.A. de C.V. and Agricultural Supply de Mexico, S.A. de C.V. (individually and collectively, the "Debtor").

                                   WITNESSETH:

         WHEREAS, pursuant to the provisions of a certain Convertible Debentures and Warrants Purchase Agreement of even date herewith between the Debtor and the Secured Party (the "Purchase Agreement") the Secured Party has agreed to lend to the Debtor jointly and severally for the mutual benefit of each Debtor, and Debtor have agreed to borrow from the Secured Party $4,500,000 under certain terms and conditions set forth in the Purchase Agreement; and

         WHEREAS, pursuant to the provisions of the Purchase Agreement, and as a condition to Secured Party's obligation to lend thereunder, the Debtor has also agreed to provide certain collateral to secure Debtor's obligations to the Secured Party pursuant to the Purchase Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the covenants set forth herein, the Secured Party and the Debtor hereby agree as follows:

                                   ARTICLE I

                                   COLLATERAL

         Section 1.1 GRANT AND DESCRIPTION. As security for the Debtor's obligations under the Purchase Agreement and the Convertible Debentures, the Debtor, and each of them, jointly and severally, hereby grants to the Secured Party a continuing security interest in the property of the Debtor, and each of them, listed and described in Schedule A attached hereto (the "Collateral"). Notwithstanding the foregoing such grant of a security interest shall not extend to, and the term "Collateral" shall not include:
(a) any rights in any general intangibles representing rights under agreements between the Debtor and any other party (other than agreements between a Debtor and a subsidiary or parent entity of such Debtor), which are now or hereafter held by the Debtor as lessee, licensee or otherwise, only to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the other party thereto and (ii) such consent has not been obtained and (b) any capital stock or other ownership interests held by Debtor of any foreign subsidiary to the extent (and only to the extent) that the pledge of such capital stock or other ownership interests would trigger the "deemed dividend" rules of Section 900 et. seq. of the Internal Revenue Code of 1986, as amended. Debtor shall execute UCC-1 Financing Statements suitable for filing and/or recording with the appropriate filing offices as demanded by Secured Party within three business days of presentment and demand therefor.

                                   ARTICLE II

                               OBLIGATIONS SECURED

         Section 2.1 OBLIGATIONS SECURED. The Collateral and the power of collection pertaining thereto shall secure the prompt and complete performance and repayment of any and all loans and advances made by Secured Party to Debtor pursuant to the Purchase Agreement prior to, on or after the date hereof, and specifically the unpaid principal amount outstanding at any time under the Convertible Debentures, plus all accrued and unpaid interest thereunder, together with all fees, expenses, commissions, charges, penalties, and other amounts owing or chargeable by Debtor under the Purchase Agreement or the Convertible Debentures whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, no matter how or when arising and whether under any present or future agreement or instrument or otherwise, whether or not evidenced by a writing (collectively the "Obligations").

                                   ARTICLE III

                    DUTIES OF THE DEBTOR REGARDING COLLATERAL

         Section 3.1 DUTIES OF THE DEBTOR REGARDING COLLATERAL. At all times hereafter the Debtor agrees that it shall:

                  (a) Preserve the Collateral in good condition and order and not permit it to be abused or misused;

                  (b) Not allow any of the Collateral to be affixed to real estate, except for any property deemed to be fixtures, provided such property is included in the Secured Party's security interest given hereunder;

                  (c) Maintain good and complete title to the Collateral subject to Permitted Liens;

                  (d) Keep the Collateral free and clear at all times of all other security interests, liens, or encumbrances of any kind, including, without limitation any lien arising as a result of the Debtors' failure to pay any and all taxes or governmental assessments or charges of any kind whatsoever, except existing liens in favor of Coast Business Credit or First National Bank of San Diego ("Senior Debt"), the existence and priority of which are acknowledged by Secured Party, and other Permitted Liens;

                  (e) Except as otherwise expressly provided herein, refrain from selling, assigning or otherwise disposing of any of the Collateral or moving or removing any of the Collateral except in the ordinary course of Debtor's business, without the prior written consent of the Secured Party, or until all of the Debtor's obligations have been paid in full;

                  (f) Promptly provide to the Secured Party such financial statements, reports, lists and schedules related to the Collateral and any other information relating to the Collateral as the Secured Party from time to time may reasonably request;

                  (g) Permit the Secured Party to inspect all books and records of the Debtor relating to the Collateral at such times, upon such notice and as often as the Secured Party may reasonably request; and

                  (h) Notify the Secured Party of any material change in any fact or circumstance warranted or represented by the Debtor herein or furnished in connection herewith to the Secured Party or if any Event of Default occurs.

         Section 3.2  "PERMITTED LIENS"  means the following:

                  (a) purchase money security interests in specific items of equipment;

                  (b) leases of specific items of equipment, technology and intellectual property including capital leases;

                  (c)  liens for taxes not yet payable;

                  (d) security interests existing as of the date hereof (including security interests evidencing the Senior Debt) and set forth on Schedule C and additional security interests and liens consented to in writing by Secured Party in its absolute discretion;

                  (e) security interests being terminated substantially concurrently with this Agreement and liens created hereunder;

                  (f) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent;

                  (g) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (a) or (b) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; or

                  (h) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods

Nothing herein shall restrict Debtor's: (i) leases of BioJects (whether Debtor is the lessor or lessee), related equipment and related technology (including all use and possessory rights created/permitted pursuant to the leases of BioJects), and (ii) licenses of intellectual property rights related to the production of microbials, in the ordinary course of its business. Secured Party will have the right to require, as a condition to any consent under clause (d) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Secured Party's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Secured Party, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Debtor agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

                                   ARTICLE IV

                                EVENTS OF DEFAULT

         Section 4.1 DEFINED. The occurrence of any of the following events shall constitute an event of default under this Agreement (an "Event of Default"):

                  (i) The failure of the Debtor to perform or comply with any act, duty or obligation required to be performed under this Agreement if such failure is not remedied within ten (10) days following receipt by Debtor of notice of such failure from Secured Party.

                  (ii) If any of the representations or warranties of the Debtor set forth in this Agreement shall prove to have been incorrect in any material respect when made, or if they become incorrect, if not cured within thirty (30) days of notice from Secured Party of such event.

                  (iii) If any material portion of the Collateral shall be damaged, destroyed or otherwise lost and such damage, destruction or loss is not covered by insurance.

                  (iv) If an Event of Default as defined in the Convertible Debentures shall have occurred.

         Section 4.2 RIGHTS AND REMEDIES UPON DEFAULT. If an Event of Default shall have occurred hereunder or under the Convertible Debentures, the Secured Party may, at its sole option, without notice or demand, declare the Obligations to be immediately due and payable. As to any Collateral, the Secured Party shall have the rights and remedies of any secured creditor under the Uniform Commercial Code as in effect, from time to time, in California ("UCC"), such rights to be exercised in such order or manner as Secured Party may determine in its sole discretion against any one or more of the entities constituting Debtor. If for any reason the Secured Party should be required by law or otherwise to give notice to the Debtor of the sale of any Collateral, the Debtor agrees that that any written notice sent by overnight delivery service not less than five (5) calendar days before the sale or mailed postage prepaid to the Debtor's address listed below not less than ten (10) calendar days before the sale shall be deemed reasonable and adequate.

                                    ARTICLE V

                               ADDITIONAL REMEDIES

         Section 5.1 POWER OF COLLECTION. Upon the happening of an Event of Default hereunder and subject to any prior rights of the holders of the Senior Debt, the Debtor shall:

                  (a) Endorse any and all documents evidencing any Collateral to the Secured Party and notify any payor that said documents have been so endorsed and that all sums due and owing pursuant to them should be paid directly to the Secured Party;

                  (b) Turn over to the Secured Party all documents evidencing any right to collection of any sums due the Debtor arising from or in connection with any of the Collateral;

                  (c) Mark or stamp each of its accounting records pertaining to any of its accounts, relating howsoever to this Agreement or the Convertible Debentures, with the legend "assigned to BH Capital Investments, L.P." and keep all of its books, records, documents and instruments relating to the Collateral in such manner as the Secured Party may require;

                  (d) Mark or stamp all invoices with a similar legend satisfactory to the Secured Party so as to indicate that the same must be know paid directly to the Secured Party;

                  (e) Take any action reasonably required by the Secured Party with reference to the Federal Assignment of Claims Act; and

                  (f) Assign to Secured Party any or all of Debtor's copyrights and patents as demanded by Secured Party.

              The Secured Party shall also have the right, at any time, upon the happening of any Event of Default hereunder or as defined in the Convertible Debentures, directly to notify any debtor or debtors of the Debtor to make payments of any and all amounts directly to the Secured Party, and the Secured Party shall have the further right to notify the U.S. postal authorities to change the address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open and dispose of all mail addressed to the Debtor.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         Section 6.1  WARRANTIES.  The Debtor represents and warrants:

                  (a) That it is the owner of and, subject to the lien of the holders of the Senior Debt and other Permitted Liens, has good and marketable title to the Collateral secured hereby;

                  (b) That it has not granted, nor will grant a security interest in the Collateral to any other individual or entity other than the holders of the Senior Debt and other Permitted Liens, and that such Collateral is otherwise free and clear of any mortgage, pledge, lease, trust, bailment, lien, security interest, encumbrance, charge or other arrangement;

                  (c) That it has the authority and capacity to perform its respective obligations hereunder; and

                  (d) That its true and correct company name, any trade name(s) under which it conducts its business; each of its chief executive office; its place(s) of business and the locations of the Collateral or records relating to the Collateral are set forth in Schedule B hereto provided, however, Schedule B does not include (i) such information with respect to Sistemas Y Equipos Agricolas, S.A. de C.V. and Agricultural Supply de Mexico, S.A. de C.V. or (ii) the location of any bioject equipment located at the premises of customers of Borrower or any direct or indirect subsidiaries.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

         Section 7.1 OTHER ENCUMBRANCES. Debtor shall defend its title to a Secured Party's interest in the Collateral against all claims, take any action necessary to remove any encumbrances other than those permitted hereunder and defend the right, title and interest of Secured Party in and to any of Debtor's rights in the Collateral.

         Section 7.2 CHANGE IN MANAGEMENT. Debtor shall not make a material change in the management of the Debtor except as provided in Section 7.4.

         Section 7.3 CHANGE NAME OR LOCATION. Debtor shall not change its company name or conduct its business under any name other than that set forth herein or change its chief executive office, place of business or location of the Collateral or records relating to the collateral from the current location.

         Section 7.4 DISSOLUTION. Debtor shall not dissolve or otherwise terminate its company status or make any substantial change in the basic type of business conducted by Debtor as of the date hereof, other than pursuant to strategic transactions which have been approved by Secured Party.

                                  ARTICLE VIII

                                     WAIVERS

         Section 8.1 WAIVERS. The Debtor waives any right to require the Secured Party to (a) proceed against any person, (b) proceed against any other collateral under any other agreement, (c) pursue any other remedy in the Secured Party's power, and (d) make presentment, demand, dishonor, notice of dishonor, acceleration and/or notice of non-payment.

         Section 8.2 WAIVER OF DEFENSE. The Debtor waives any defense, which it may have to the exercise by Secured Party of its rights under this Agreement, other than payment in full of the Obligations.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.1 ATTORNEY-IN-FACT. The Debtor appoints the Secured Party its true attorney-in-fact to perform any of the following powers, which are irrevocable until termination of this Agreement and may be exercised, from time to time, by the Secured Party's officers and employees or any of them in the event of a default hereunder or under the Convertible Debentures or either of them: (i) to perform any obligation of the Debtor hereunder in the Debtor's name or otherwise; (ii) to collect by legal proceedings or otherwise all dividends, interest, principal or other sums now or hereafter payable upon or on account of the Collateral, to accept other property in exchange for the Collateral, and any money or property received in exchange for the Collateral may be applied to the Obligations to the Secured Party or held by the Secured Party under this Agreement; (iii) to make any compromise or settlement the Secured Party deems desirable or proper in respect of the Collateral; and (iv) to insure, process and preserve the Collateral. The foregoing power of attorney shall take effect only upon an Event of Default or upon failure by Debtor to perform any of its obligations hereunder.

         Section 9.2 CROSS DEFAULT. Debtor agrees and acknowledges that default under the terms of this Agreement shall constitute default under the Convertible Debentures, and default under the Convertible Debentures shall constitute default under this Agreement. The security interests, liens and other rights and interests in and relative to any of the real or personal property of the Debtor now or hereafter granted to the Secured Party by Debtor by or in any instrument or agreement, including but not limited to this Agreement, the Purchase Agreement, or the Convertible Debentures shall serve as security for any and all liabilities of Debtor to Secured Party, including but not limited to the liabilities described in this Agreement, the Purchase Agreement and the Convertible Debentures, and, for the repayment thereof, Secured Party may resort to any security held by it in such order and manner as it may elect.

         Section 9.3 NOTICES. All notices, requests or demand to or upon a party to this Agreement shall be given or made by the other party hereto in writing and by depositing in the mails postage prepaid, return receipt requested, addressed to the addressee at the address set forth below.

If to the Secured Party:       BH Capital Investments, L.P.
                               175 Bloor Street East
                               South Tower, 7th Floor
                               Toronto, Ontario M4W 3R8
                               Attention: Henry Brachfeld
                               Fax: (416) 929-5314
If to the Debtor:

                               c/o Eco Soil Systems, Inc.
                               10890 Thornmint Road
                               San Diego, CA 92127
                               Fax: (619)

                  No other method of giving any notice, request or demand is hereby precluded provided such shall not be deemed given until such notice is actually received at the address of the addressee.

         Section 9.4 FEES AND EXPENSES. On demand by Secured Party, without limiting any of the terms of the Purchase Agreement, Debtor shall pay all reasonable fees, costs, and expenses (including without limitation reasonable attorneys' fees and legal expenses) incurred by Secured Party in connection with (a) filing or recording any documents (including all taxes in connection therewith) in public offices; and (b) paying or discharging any taxes, counsel fees, maintenance fees, encumbrances, or other amounts in connection with protecting, maintaining, or preserving the Collateral or defending or prosecuting any actions or proceedings arising out of or related to the Collateral.

         Section 9.5 NO WAIVER. No course of dealing between Debtor and Secured Party, nor any failure to exercise nor any delay in exercising, on the part of Secured Party, any right, power, or privilege under this Agreement or under the Purchase Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Purchase Agreement or any other agreement by Secured Party shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Secured Party.

         Section 9.6 RIGHTS ARE CUMULATIVE. All of Secured Party's rights and remedies with respect to the Collateral whether established by this Agreement, the Purchase Agreement, the Convertible Debentures or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

         Section 9.7 INDEMNITY. Debtor shall protect, defend, indemnify, and hold harmless Secured Party and Secured Party's assigns from all liabilities, losses, and costs (including without limitation reasonable attorneys' fees) incurred or imposed on Secured Party relating to the matters in this Agreement, including, without limitation, in connection with Secured Party's defense of any action brought by a third party against Secured Party relating to this Agreement or any of the Collateral, but otherwise not arising from Secured Party's gross negligence or willful misconduct.

         Section 9.8 SEVERABILITY. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

         Section 9.9 AMENDMENTS; ENTIRE AGREEMENT. This Agreement is subject to modification only by a writing signed by the parties. To the extent that any provision of this Agreement conflicts with any provision of the Purchase Agreement or the Convertible Debentures, the provision giving Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Secured Party under the Purchase Agreement and the Convertible Debentures. This Agreement, the Purchase Agreement, the Convertible Debentures and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

         Section 9.10 FURTHER ASSURANCES. At Secured Party's request, Debtor shall execute and deliver to Secured Party any further instruments or documentation, and perform any acts, that may be reasonably necessary or appropriate to implement this Agreement, the Purchase Agreement or any other agreement, and the documents relating thereto, including without limitation any instrument or documentation reasonably necessary or appropriate to create, maintain, perfect, or effectuate Secured Party's security interests in the Collateral.

         Section 9.11 RELEASE. At such time as Debtor shall completely satisfy all of the Obligations and the Convertible Debentures are no longer outstanding, Secured Party shall execute and deliver to Debtor all assignments and other instruments as may be reasonably necessary or proper to terminate Secured Party's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by Secured Party pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if Debtor enters into any bankruptcy or similar proceeding at a time when any amount paid to Secured Party could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

         Section 9.12 SUCCESSORS. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Debtor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of Secured Party, except as specifically permitted hereby.

         Section 9.13 GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA. ALL DISPUTES BETWEEN THE DEBTOR AND SECURED PARTY, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN SAN DIEGO COUNTY, CALIFORNIA AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT SECURED PARTY SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE DEBTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY SECURED PARTY IN GOOD FAITH TO ENABLE SECURED PARTY TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SECURED PARTY. THE

DEBTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY SECURED PARTY. THE DEBTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SECURED PARTY HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

         Section 9.14 WAIVER OF RIGHT TO JURY TRIAL. SECURED PARTY AND DEBTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SECURED PARTY AND DEBTOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SECURED PARTY OR DEBTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SECURED PARTY OR DEBTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

         Section 9.15 CAPITALIZED TERMS. All terms capitalized herein and not otherwise defined shall have the meaning set forth in the Purchase Agreement, and in the Uniform Commercial Code as in effect in the State of California.

                  IN WITNESS WHEREOF, the Debtor and the Secured Party have duly executed this Agreement as of the day and year first written above.

                                 SECURED PARTY:
                                 BH Capital Investments, L.P., for itself and as agent for Excalibur Limited Partnership and Grundyco in trust for RSP 550-98866-19

                                 By: HB & Company, Inc., its general partner


                                 By:
                                     -------------------------------------------
                                         Henry Brachfeld, President



                                 DEBTOR:
                                 Eco Soil Systems, Inc.


                                 By:
                                     -------------------------------------------
                                           Mark D. Buckner, Vice President



                                 Agricultural Supply, Inc.


                                 By:
                                     -------------------------------------------
                                           Mark D. Buckner, Vice President



                                 Turf Partners, Inc.


                                 By:
                                     -------------------------------------------
                                           Mark D. Buckner, Vice President



                                 Sistemas Y Equipos Agricolas, S.A. de C.V.


                                 By:
                                     -------------------------------------------
                                           Mark D. Buckner, Vice President



                                 Agricultural Supply de Mexico, S.A. de C.V.


                                 By:
                                     -------------------------------------------
                                           Mark D. Buckner, Vice President

SCHEDULE A
                                   Collateral


         All Accounts, Deposit Accounts, Goods, Fixtures, Securities, Documents of Title, Inventory, General Intangibles, Equipment and Records now owned or acquired at any time hereafter by Debtor, wherever located or situated, and the products and proceeds (including condemnation proceeds) of the foregoing.

         The capitalized terms used herein shall have the meanings set forth below. All other terms used herein are used as defined in the UCC.

         "Accounts" means any and all bank accounts, rights to payment for goods, including Inventory, sold or leased or to be sold or leased or for services rendered or to be rendered, whether or not evidenced by an instrument or chattel paper, and no matter how evidenced, including such rights in the form of accounts (as that term is defined in the UCC), accounts receivable, exchange receivables, contract rights, Instruments, Documents, Chattel Paper, purchase orders, notes, drafts, acceptances and all other forms of obligations and receivables, including all right, title and interest of the Debtor in the Inventory which gave rise to any of the foregoing, including the right of stoppage in transit and all returned, rejected, rerouted or repossessed Inventory.

         "Chattel paper" means "chattel paper" as that term is defined in the UCC.

         "Deposit Accounts" means "deposit accounts" as that term is defined in the UCC.

         "Documents" means "documents" as that term is defined in the UCC.

         "Documents of Title" means "documents of title" as defined in the UCC.

         "Equipment" means "equipment" as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation of furtherance of the Debtor's business, and any and all accessions, additions thereto, and substitutions therefore.

         "Fixtures" means "fixtures" as that term is defined in the UCC.

         "General Intangibles" means "general intangibles" as defined in the UCC and also all books and records; customer lists; goodwill; causes of action; judgments; literary rights; rights to performance; licenses, permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; copyrights, trademarks, patents, patent applications, proprietary processes, blueprints, drawings, designs, diagrams, plans, reports, charts, catalogs, manuals, literature, technical data, proposals, cost estimates and all other reproductions on paper, or otherwise, of any and all the design, development, manufacture, sale, marketing, lease or use of any or all goods produced or sold or leased or credit extended, or service performed by the Debtor, whether intended for an individual customer or the general business of Debtor.

         "Goods" means "goods" as that term is defined in the UCC.

         "Instruments" means "instruments" as that term is defined in the UCC.

         "Inventory" means any and all raw materials, supplies, work in process, finished goods, goods returned by customers, and inventory (as that term is defined in the UCC), including goods in transit, wherever located, which are-held for sale (but excluding goods subject to leases and goods not manufactured by the Debtor or an affiliate and which were purchased for resale directly or indirectly by the Debtor from a non-affiliate pursuant to a then existing agreement or arrangement with a non-affiliate customer), including the right of stoppage in transit, or goods which are or might be used in connection with the manufacturing or packing of such goods, and all such goods, the sale or disposition of which has given rise to an Account, which are returned to and/or repossessed and/or stopped in transit by the Debtor or by the Secured Party, or at any time hereafter in the possession or under the control of the Debtor or the Secured Party or any agent or bailee of the Debtor or the Secured Party, and any documents of title representing any of the above.

         "Records" means all books, records, customer lists, ledger cards, computer programs, computer tapes, disks, printouts and records and other property and general intangibles at any time evidencing or relating to any of the types (or items) of property covered by this financing statement, whether now in existence or hereafter created.

         "Securities" means "securities" as that term is defined in the UCC.

         "UCC" means the Uniform Commercial Code as in effect in the State of California.






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